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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 19, 2004

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                            LOGISTICAL SUPPORT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               (FORMERLY KNOWN AS BIKINI TEAM INTERNATIONAL, INC.)


              UTAH                       000-50222              41-2029935
 (STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)      (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)

                              19734 Dearborn Street
                          Chatsworth, California 91311
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  818-885-0300
                            (ISSUER TELEPHONE NUMBER)

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As of August 23, 2004 Logistical Support, Inc. (the "Company") filed a Form 8-K with the Securities and Exchange Commission reporting the resignation of its auditor, Mantyla McReynolds

On August 19, 2004, the Company engaged the firm of Stonefield Josephson, Inc. as its new auditors.

The decision to retain the services of Stonefield Josephson, Inc. was approved by the Company's Board of Directors.

Prior to engaging Stonefield Josephson, Inc., the Company had not consulted Stonefield Josephson, Inc. regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or a reportable event, nor did the Company consult with Stonefield Josephson, Inc. regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Logistical Support, Inc.

                                        By: /s/ Bruce Littell
                                           -----------------------
                                           BRUCE LITTELL
                                           CHIEF EXECUTIVE OFFICER

Dated: August 23, 2004